First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data

                                                          2006                                        2005
                                               -------------------------    -------------------------------------------------------
                                                June 30,       March 31,    December 31,   September 30,    June 30,      March 31,
                                               ----------      ---------     ---------       ---------      ---------     ---------
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Securities available for sale                  $1,317,035      1,489,402     1,604,888       1,663,178      1,726,822     1,741,486
Loans and leases:
  Commercial:
    Real estate                                $1,995,287      1,904,305     1,870,483       1,818,217      1,773,773     1,721,393
    Business                                   $  529,627        504,935       473,571         479,473        482,855       462,549
                                               ----------     ----------    ----------      ----------     ----------    ----------
      Total commercial loans                   $2,524,914      2,409,240     2,344,054       2,297,690      2,256,628     2,183,942
  Residential real estate                      $2,245,795      2,209,518     2,182,907       2,136,961      2,117,609     2,114,420
  Home equity                                  $  446,562        418,719       403,340         383,350        355,030       344,589
  Other consumer                               $  180,041        182,367       178,732         181,488        178,681       186,413
  Specialized lending                          $  177,375        164,552       159,759         159,935        158,361       154,380
  Net deferred costs and discounts             $   24,617         21,927        19,847          16,153         13,798        12,573
                                               ----------     ----------    ----------      ----------     ----------    ----------
      Total loans and leases                   $5,599,304      5,406,323     5,288,639       5,175,577      5,080,107     4,996,317
  Allowance for credit losses                  $   72,662         72,441        72,340          72,290         72,869        72,868
                                               ----------     ----------    ----------      ----------     ----------    ----------
      Loans and leases, net                    $5,526,642      5,333,882     5,216,299       5,103,287      5,007,238     4,923,449
Goodwill and other intangibles                 $  755,118        757,738       760,707         763,250        735,514       738,191
Total assets                                   $8,106,776      8,079,957     8,064,832       8,039,284      7,982,290     7,907,976
Total interest-earning assets                  $7,043,036      7,016,550     6,987,526       6,949,644      6,875,822     6,817,316

Deposits:
  Core:
    Savings                                    $1,585,934      1,604,326     1,619,187       1,652,552      1,664,203     1,705,258
    Interest-bearing checking                  $1,189,275      1,167,361     1,182,995       1,130,264      1,170,013     1,241,760
    Noninterest-bearing                        $  628,478        584,820       592,076         569,308        567,134       524,219
                                               ----------     ----------    ----------      ----------     ----------    ----------
      Total core deposits                      $3,403,687      3,356,507     3,394,258       3,352,124      3,401,350     3,471,237
  Certificates                                 $2,245,620      2,169,838     2,085,154       1,996,097      1,847,696     1,704,498
                                               ----------     ----------    ----------      ----------     ----------    ----------
      Total deposits                           $5,649,307      5,526,345     5,479,412       5,348,221      5,249,046     5,175,735

Borrowings                                     $  990,463      1,082,410     1,096,427       1,163,327      1,245,328     1,235,860
Total interest-bearing liabilities             $6,011,292      6,023,935     5,983,763       5,942,240      5,927,240     5,887,376
Net interest-earning assets                    $1,031,744        992,615     1,003,763       1,007,404        948,582       929,940
Stockholders' equity                           $1,360,926      1,367,385     1,374,423       1,380,970      1,381,168     1,390,713
Tangible equity (1)                            $  605,808        609,647       613,716         617,720        645,654       652,522
Securities available for sale fair value
  adjustment included in stockholders' equity  $  (25,189)       (22,562)      (18,083)        (15,005)        (8,080)      (15,247)
Common shares outstanding (2)                     106,528        107,721       108,656         109,755        110,162       112,460
Treasury shares                                     9,549          8,276         7,280           6,117          5,680         3,327
Total loans serviced for others                $  377,150        378,665       378,253         372,341        368,436       372,461
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL
-----------------------------------------------------------------------------------------------------------------------------------
Tier 1 risk based capital                           11.40%         11.23%        11.01%          11.95%         12.01%        12.52%
Total risk based capital                            12.65%         12.48%        12.26%          13.20%         13.26%        13.77%
Tier 1 (core) capital                                7.92%          7.57%         7.56%           8.11%          8.10%         8.44%
Tangible capital                                     7.92%          7.57%         7.56%           8.11%          8.10%         8.44%
Equity to assets                                    16.79%         16.92%        17.04%          17.18%         17.30%        17.59%
Tangible equity to tangible assets(1)                8.24%          8.33%         8.40%           8.49%          8.91%         9.10%
Book value per share (2)                       $    12.78          12.69         12.65           12.58          12.54         12.37
Tangible book value per share (1)(2)           $     5.69           5.66          5.65            5.63           5.86          5.80
-----------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Non-performing loans:
  Commercial real estate                       $    7,482          8,122         6,755           8,791          4,339         4,513
  Commercial business                          $    2,458          3,074         3,171           2,541          3,864         2,005
  Residential real estate                      $    3,904          4,905         5,911           5,389          5,472         7,694
  Home equity                                  $      620            678           567             621            685           803
  Other consumer                               $      592            742           953           1,060            667           915
  Specialized lending                          $    2,473          3,089         4,573           3,945          4,058         4,148
                                               ----------     ----------    ----------      ----------     ----------    ----------
    Total non-performing loans                 $   17,529         20,610        21,930          22,347         19,085        20,078
Real estate owned                              $    1,039            986           843           1,097            977         1,111
                                               ----------     ----------    ----------      ----------     ----------    ----------
    Total non-performing assets                $   18,568         21,596        22,773          23,444         20,062        21,189

Net loan charge-offs                           $    1,335          2,199         2,450           2,226            899         1,539
Net charge-offs to average loans (annualized)        0.10%          0.17%         0.19%           0.17%          0.07%         0.13%
Provision for credit losses                    $    1,556          2,300         2,500           1,647            900         2,301
Provision for credit losses as a
  percentage of average loans (annualized)           0.11%          0.18%         0.19%           0.13%          0.07%         0.19%
Total non-performing loans to total loans            0.31%          0.38%         0.41%           0.43%          0.38%         0.40%
Total non-performing assets as a
  percentage of total assets                         0.23%          0.27%         0.28%           0.29%          0.25%         0.27%
Allowance for credit losses to total loans           1.30%          1.34%         1.37%           1.40%          1.43%         1.46%
Allowance for credit losses
  to non-performing loans                           414.5%         351.5%        329.9%          323.5%         381.8%        362.9%
-----------------------------------------------------------------------------------------------------------------------------------
Personnel FTE                                       1,939          1,958         1,984           1,922          1,777         1,720
Number of branches                                    122            120           118             117            116           115

First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd)

                                                                                                     2006
                                                                           --------------------------------------------------------
                                                                           Year-to-Date             Second                 First
                                                                              June 30               Quarter               Quarter
                                                                           ----------------------------------           -----------
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                                             $   204,641               104,011               100,630
Interest expense                                                            $    78,252                40,175                38,077
                                                                            -----------           -----------           -----------
    Net interest income                                                     $   126,389                63,836                62,553
Provision for credit losses                                                 $     3,856                 1,556                 2,300
                                                                            -----------           -----------           -----------
    Net interest income after provision
     for credit losses                                                      $   122,533                62,280                60,253

Noninterest income:
  Banking services                                                          $    19,034                 9,983                 9,051
  Risk management services                                                  $    22,525                11,705                10,820
  Employee benefits administration                                          $     1,818                   923                   895
  Wealth management services                                                $     4,406                 2,133                 2,273
  Lending and leasing                                                       $     3,716                 1,969                 1,747
  Bank-owned life insurance                                                 $     1,503                   756                   747
  Other                                                                     $       711                   333                   378
                                                                            -----------           -----------           -----------
    Total noninterest income                                                $    53,713                27,802                25,911

Noninterest expense:
  Salaries and benefits                                                     $    60,013                30,411                29,602
  Occupancy and equipment                                                   $    10,914                 5,241                 5,673
  Technology and communications                                             $    10,103                 5,109                 4,994
  Marketing and advertising                                                 $     3,579                 1,792                 1,787
  Professional services                                                     $     1,932                 1,069                   863
  Amortization of intangibles                                               $     6,074                 2,994                 3,080
  Other                                                                     $    11,366                 5,456                 5,910
                                                                            -----------           -----------           -----------
    Total noninterest expense                                               $   103,981                52,072                51,909

    Income before income taxes                                              $    72,265                38,010                34,255
Income taxes                                                                $    24,859                13,212                11,647
                                                                            -----------           -----------           -----------
    Net income                                                              $    47,406                24,798                22,608
                                                                            ===========           ===========           ===========
-----------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net income per share:
  Basic                                                                     $      0.44                  0.23                  0.21
  Diluted                                                                   $      0.44                  0.23                  0.21
Cash dividends                                                              $      0.22                  0.11                  0.11
Dividend payout ratio                                                             50.00%                47.83%                52.38%
Dividend yield (annualized)                                                        3.16%                 3.15%                 3.04%
Market price (NASDAQ: FNFG):
  High                                                                      $     15.16                 14.74                 15.16
  Low                                                                       $     13.38                 13.44                 13.38
  Close                                                                     $     14.02                 14.02                 14.66
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
Net income (annualized):
  Return on average assets                                                         1.19%                 1.23%                 1.14%
  Return on average equity                                                         6.97%                 7.27%                 6.67%
  Return on average tangible equity (1)                                           15.58%                16.28%                14.88%

Noninterest income as a percentage
 of net revenue                                                                   29.82%                30.34%                29.29%
Efficiency ratio - Consolidated                                                    57.7%                 56.8%                 58.7%
                 - Banking segment (3)                                             52.2%                 50.6%                 53.9%

                                                                                           2005
                                                        ---------------------------------------------------------------------------
                                                        Year Ended        Fourth          Third           Second           First
                                                        December 31,      Quarter         Quarter         Quarter         Quarter
                                                        -----------     -----------     -----------     -----------     -----------
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                         $   375,217          98,475          96,297          93,930          86,515
Interest expense                                        $   125,067          35,613          32,801          30,368          26,285
                                                        -----------     -----------     -----------     -----------     -----------
    Net interest income                                 $   250,150          62,862          63,496          63,562          60,230
Provision for credit losses                             $     7,348           2,500           1,647             900           2,301
                                                        -----------     -----------     -----------     -----------     -----------
    Net interest income after provision
     for credit losses                                  $   242,802          60,362          61,849          62,662          57,929

Noninterest income:
  Banking services                                      $    37,327           9,775          10,115           9,448           7,989
  Risk management services                              $    29,838          10,183           8,213           5,837           5,605
  Employee benefits administration                      $     1,588           1,226             362              --              --
  Wealth management services                            $     6,753           1,572           1,700           1,776           1,705
  Lending and leasing                                   $     7,204           1,935           1,923           1,770           1,576
  Bank-owned life insurance                             $     3,837             744             965           1,072           1,056
  Other                                                 $     4,116             776           2,362             498             480
                                                        -----------     -----------     -----------     -----------     -----------
    Total noninterest income                            $    90,663          26,211          25,640          20,401          18,411

Noninterest expense:
  Salaries and benefits                                 $    99,522          27,630          26,006          23,677          22,209
  Occupancy and equipment                               $    18,863           4,905           4,765           4,678           4,515
  Technology and communications                         $    19,555           5,573           5,091           4,827           4,064
  Marketing and advertising                             $     6,994           1,455           1,685           2,143           1,711
  Professional services                                 $     7,784           1,720           1,718           1,802           2,544
  Amortization of intangibles                           $    12,083           3,467           3,254           2,854           2,508
  Other                                                 $    23,405           5,634           5,289           6,180           6,302
                                                        -----------     -----------     -----------     -----------     -----------
    Total noninterest expense                           $   188,206          50,384          47,808          46,161          43,853

    Income before income taxes                          $   145,259          36,189          39,681          36,902          32,487
Income taxes                                            $    52,400          12,689          15,508          12,811          11,392
                                                        -----------     -----------     -----------     -----------     -----------
    Net income                                          $    92,859          23,500          24,173          24,091          21,095
                                                        ===========     ===========     ===========     ===========     ===========
-----------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net income per share:
  Basic                                                 $      0.85            0.22            0.22            0.22            0.19
  Diluted                                               $      0.84            0.21            0.22            0.22            0.19
Cash dividends                                          $      0.38            0.10            0.10            0.09            0.09
Dividend payout ratio                                         44.71%          45.45%          45.45%          40.91%          47.37%
Dividend yield (annualized)                                    2.63%           2.74%           2.75%           2.48%           2.76%
Market price (NASDAQ: FNFG):
  High                                                  $     15.16           15.15           15.16           14.65           14.16
  Low                                                   $     12.05           13.35           13.78           12.05           12.80
  Close                                                 $     14.47           14.47           14.44           14.58           13.21
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
Net income (annualized):
  Return on average assets                                     1.18%           1.16%           1.20%           1.22%           1.15%
  Return on average equity                                     6.76%           6.76%           6.89%           6.95%           6.40%
  Return on average tangible equity (1)                       14.41%          15.12%          14.84%          14.81%          12.89%

Noninterest income as a percentage
 of net revenue                                               26.60%          29.43%          28.77%          24.30%          23.41%
Efficiency ratio - Consolidated                                55.2%           56.6%           53.6%           55.0%           55.8%
                 - Banking segment (3)                         51.0%           50.1%           49.1%           52.1%           53.0%

First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd)

                                                                                                   2006
                                                                        -----------------------------------------------------------
                                                                        Year-to-Date               Second                  First
                                                                          June 30                 Quarter                 Quarter
                                                                        -----------             -----------             -----------
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Securities, at amortized cost                                           $ 1,527,691               1,463,333               1,592,764
Loans (4)
Commercial:
  Real Estate                                                           $ 1,903,525               1,936,790               1,869,891
  Business                                                              $   499,427                 520,368                 478,253
                                                                        -----------             -----------             -----------
    Total commercial loans                                              $ 2,402,952               2,457,158               2,348,144
  Residential                                                           $ 2,222,321               2,234,926               2,209,575
  Home equity                                                           $   423,227                 435,366                 410,952
  Other consumer                                                        $   186,695                 186,903                 186,486
  Specialized lending                                                   $   169,393                 173,566                 165,175
                                                                        -----------             -----------             -----------
    Total loans                                                         $ 5,404,588               5,487,919               5,320,332

Total interest-earning assets                                           $ 7,003,861               7,031,114               6,976,304
Goodwill and other intangibles                                          $   757,880                 756,491                 759,284
Total assets                                                            $ 8,059,451               8,082,794               8,035,848

Interest-bearing liabilities:
  Savings accounts                                                      $ 1,593,772               1,585,764               1,601,868
  Checking                                                              $ 1,165,095               1,181,493               1,148,515
  Certificates of deposit                                               $ 2,157,800               2,207,201               2,107,851
  Borrowed funds                                                        $ 1,086,303               1,045,184               1,127,879
                                                                        -----------             -----------             -----------
    Total interest-bearing liabilities                                  $ 6,002,970               6,019,642               5,986,113

Noninterest-bearing deposits                                            $   573,891                 590,754                 556,840
Total deposits                                                          $ 5,490,558               5,565,212               5,415,074
Total liabilities                                                       $ 6,688,132               6,715,447               6,660,514
Net interest-earning assets                                             $ 1,000,891               1,011,472                 990,191
Stockholders' equity                                                    $ 1,371,318               1,367,347               1,375,334
Tangible equity (1)                                                     $   613,438                 610,856                 616,050
Common shares outstanding (2):
  Basic                                                                     107,511                 106,985                 108,042
  Diluted                                                                   108,466                 107,897                 109,026
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE YIELDS/RATES
(Tax equivalent basis)
-----------------------------------------------------------------------------------------------------------------------------------
Securities, at amortized cost                                                  4.03%                   4.07%                   3.99%
Loans
Commercial:
  Real Estate                                                                  6.90%                   6.89%                   6.90%
  Business                                                                     7.30%                   7.48%                   7.12%
                                                                        -----------             -----------             -----------
    Total commercial loans                                                     6.98%                   7.02%                   6.95%
  Residential                                                                  5.56%                   5.57%                   5.56%
  Home equity                                                                  6.76%                   6.84%                   6.67%
  Other consumer                                                               7.39%                   7.44%                   7.33%
  Specialized lending                                                         10.38%                  10.26%                  10.51%
    Total loans                                                                6.50%                   6.53%                   6.47%

Total interest-earning assets                                                  5.95%                   6.00%                   5.89%

Savings accounts                                                               1.41%                   1.46%                   1.36%
Interest-bearing checking                                                      1.65%                   1.79%                   1.51%
Certificates of deposit                                                        3.61%                   3.78%                   3.43%
Borrowed funds                                                                 3.50%                   3.18%                   3.79%
    Total interest-bearing liabilities                                         2.63%                   2.67%                   2.58%

Tax equivalent net interest rate spread                                        3.32%                   3.33%                   3.31%
Tax equivalent net interest rate margin                                        3.70%                   3.71%                   3.68%

                                                                                         2005
                                                    -------------------------------------------------------------------------------
                                                     Year Ended        Fourth           Third            Second           First
                                                    December 31,       Quarter          Quarter          Quarter          Quarter
                                                    -----------      -----------      -----------      -----------      -----------
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Securities, at amortized cost                       $ 1,688,250        1,650,915        1,684,748        1,750,517        1,667,038
Loans (4)
Commercial:
  Real Estate                                       $ 1,748,839        1,837,831        1,791,748        1,737,247        1,625,727
  Business                                          $   462,355          469,860          471,258          468,471          439,397
                                                    -----------      -----------      -----------      -----------      -----------
    Total commercial loans                          $ 2,211,194        2,307,691        2,263,006        2,205,718        2,065,124
  Residential                                       $ 2,095,963        2,171,723        2,127,127        2,117,358        1,965,030
  Home equity                                       $   360,519          397,192          366,467          347,997          329,611
  Other consumer                                    $   186,368          185,191          182,406          186,551          191,436
  Specialized lending                               $   159,645          164,174          162,846          160,580          150,800
                                                    -----------      -----------      -----------      -----------      -----------
    Total loans                                     $ 5,013,689        5,225,971        5,101,852        5,018,204        4,702,001

Total interest-earning assets                       $ 6,778,663        6,942,574        6,886,717        6,845,424        6,433,151
Goodwill and other intangibles                      $   729,816          761,802          746,494          737,231          672,573
Total assets                                        $ 7,852,588        8,012,375        8,002,582        7,934,615        7,452,984

Interest-bearing liabilities:
  Savings accounts                                  $ 1,643,757        1,627,571        1,669,466        1,675,953        1,601,471
  Checking                                          $ 1,174,366        1,169,508        1,151,334        1,187,863        1,189,229
  Certificates of deposit                           $ 1,831,418        2,043,388        1,905,781        1,800,333        1,570,152
  Borrowed funds                                    $ 1,176,711        1,102,370        1,183,924        1,239,808        1,181,532
                                                    -----------      -----------      -----------      -----------      -----------
    Total interest-bearing liabilities              $ 5,826,252        5,942,837        5,910,505        5,903,957        5,542,384

Noninterest-bearing deposits                        $   547,599          574,364          584,871          547,366          482,375
Total deposits                                      $ 5,197,140        5,414,831        5,311,452        5,211,515        4,843,227
Total liabilities                                   $ 6,478,174        6,634,128        6,609,765        6,544,716        6,116,957
Net interest-earning assets                         $   952,411          999,737          976,212          941,467          890,767
Stockholders' equity                                $ 1,374,414        1,378,246        1,392,817        1,389,899        1,336,026
Tangible equity (1)                                 $   644,598          616,444          646,323          652,668          663,453
Common shares outstanding (2):
  Basic                                                 109,646          109,011          110,227          111,128          108,200
  Diluted                                               110,658          110,032          111,239          112,033          109,246
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE YIELDS/RATES
(Tax equivalent basis)
-----------------------------------------------------------------------------------------------------------------------------------
Securities, at amortized cost                              3.67%            3.86%            3.71%            3.60%            3.50%
Loans
Commercial:
  Real Estate                                              6.68%            6.76%            6.71%            6.64%            6.59%
  Business                                                 6.46%            6.83%            6.50%            6.41%            6.08%
                                                    -----------      -----------      -----------      -----------      -----------
    Total commercial loans                                 6.63%            6.78%            6.67%            6.59%            6.48%
  Residential                                              5.54%            5.49%            5.53%            5.55%            5.61%
  Home equity                                              6.13%            6.32%            6.23%            6.06%            5.86%
  Other consumer                                           6.71%            6.77%            7.03%            6.55%            6.48%
  Specialized lending                                     10.67%           10.66%           10.67%           11.03%           10.33%
    Total loans                                            6.27%            6.33%            6.30%            6.25%            6.20%

Total interest-earning assets                              5.60%            5.73%            5.64%            5.55%            5.46%

Savings accounts                                           1.09%            1.26%            1.13%            1.01%            0.98%
Interest-bearing checking                                  1.15%            1.37%            1.14%            1.08%            1.00%
Certificates of deposit                                    2.77%            3.16%            2.86%            2.61%            2.32%
Borrowed funds                                             3.62%            3.61%            3.68%            3.61%            3.59%
    Total interest-bearing liabilities                     2.14%            2.37%            2.20%            2.06%            1.92%

Tax equivalent net interest rate spread                    3.46%            3.36%            3.44%            3.49%            3.54%
Tax equivalent net interest rate margin                    3.75%            3.70%            3.75%            3.77%            3.80%

----------

(1)   Excludes goodwill and other intangible assets.
(2)   Excludes unallocated ESOP shares and unvested restricted stock shares.
(3) Includes operating results for the banking activities segment as defined in the Company's quarterly and annual reports.
(4)   Includes nonaccrual loans.